Exhibit 10.16

AMENDMENT AND REAFFIRMATION AGREEMENT

AMENDMENT AND REAFFIRMATION AGREEMENT dated as of May 17, 2012 (this “Agreement”), by and among each of the undersigned parties (each a “Subsidiary Guarantor” and, collectively the “Subsidiary Guarantors”) in favor of Nordea Bank Finland plc, New York Branch (“Nordea”), in its capacity as Administrative Agent and Collateral Agent under the Credit Agreement (as defined below) (the “Administrative Agent”).

W I T N E S S E T H

WHEREAS, General Maritime Corporation, a Marshall Islands corporation (the “Parent”), General Maritime Subsidiary Corporation, a Marshall Islands corporation (the “Borrower”), General Maritime Subsidiary II Corporation, a Marshall Islands corporation (“GMSCII”), as a guarantor, Arlington Tankers Ltd., a Bermuda corporation, as a guarantor (“Arlington”), entered into that certain Second Amended and Restated Credit Agreement, dated as of May 6, 2011 (as amended, modified, restated and/or supplemented from time to time to, but not including, the Restatement Effective Date, the “Original Credit Agreement”), among the lenders party thereto from time to time, and Nordea, as administrative agent;

WHEREAS, Parent, Borrower, GMSCII, and Arlington have entered into that certain Third Amended and Restated Credit Agreement, dated as of May 17, 2012 (as further amended, modified, restated and/or supplemented and in effect from time to time, the “Credit Agreement”), among the lenders from time to time party thereto (the “Lenders”) and the Administrative Agent, providing, inter alia, for the termination of unutilized revolving commitments, the conversion of revolving loans into Loans, the exchange of the termination value of and interest on a certain swap for Loans to the Borrower and for the amendment and restatement of the Credit Agreement in accordance with the terms and conditions set forth therein.

WHEREAS, each of the Subsidiary Guarantors is party to that certain Amended and Restated Subsidiaries Guaranty, dated as of May 6, 2011, in favor of the Administrative Agent (for and on behalf of the Secured Creditors) (as further amended, modified, restated and/or supplemented and in effect from time to time, the “Subsidiaries Guaranty”), and

WHEREAS, it is a condition precedent to the effectiveness of the Credit Agreement that each Guarantor shall have executed and delivered to the Administrative Agent this Agreement;

NOW THEREFORE, in consideration of the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

I.                                        Definitions. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement or the Subsidiaries Guaranty, as the case may be.

II.                                   Reaffirmation of Obligations and Credit Documents. Each of the undersigned Subsidiary Guarantors, in respect of the Subsidiaries Guaranty, hereby acknowledges, agrees and consents to the terms of the foregoing Subsidiaries Guaranty, and agrees that its obligations and liabilities under any Credit Document (as such Credit Document is amended, restated or otherwise expressly modified by or in connection with the Credit Agreement, in accordance with the applicable Credit Document) shall remain in full force and effect and such obligations and liabilities are hereby reaffirmed (as amended, restated or otherwise expressly modified by the Credit Agreement, in accordance with the applicable Credit Document). Each of the Subsidiary Guarantors hereby confirms that the security interests and Liens granted pursuant to the Credit Documents continue to secure the Guaranteed Obligations (as defined in the Subsidiaries Guaranty) and that such security interests and Liens remain in full force and effect. The Subsidiary Guarantors hereby confirm that on and after the Restatement Effective Date they will continue to obtain benefits from the Loans to, and the Existing Letters of Credit for the account of, the Borrower.

III.                              Amendments to the Subsidiaries Guaranty.

1.                                      The First Recital of the Subsidiaries Guaranty is hereby amended by deleting the text to “Letters of Credit” appearing therein and inserting the text “Existing Letters of Credit” in lieu thereof.

2.                                      The Second Recital of the Subsidiaries Guaranty is hereby amended and restated in its entirety as follows:

“WHEREAS, the Borrower has entered into the Interest Rate Protection Agreements set forth on Schedule V to the Credit Agreement or the Other Hedging Agreements set forth on Schedule V to the Credit Agreement with respect to the Borrower’s Loans with one or more Lenders or any affiliate thereof (each such Lender or affiliate, even if the respective Lender subsequently ceases to be a Lender under the Credit Agreement for any reason, together with such Lender’s or affiliate’s successors and assigns, if any, collectively, the “Other Creditors” and, together with the Lender Creditors, the “Secured Creditors”, with each such Interest Rate Protection Agreement and/or Other Hedging Agreement with an Other Creditor being herein called a “Secured Hedging Agreement”);”

3.                                      The Fourth Recital of the Subsidiaries Guaranty is hereby amended and restated in its entirety as follows.

“WHEREAS, it is a condition precedent to the making of Loans to the Borrower and the issuance of, and participation in, Existing Letters of Credit for the account of the Borrower under the Credit Agreement and to Other Creditors which have entered into Secured Hedging Agreements that each Guarantor shall have executed and delivered to the Administrative Agent this Guaranty; and”

4.                                      The Fifth Recital of the Subsidiaries Guaranty is hereby amended and restated in its entirety as follows:

“WHEREAS, each Guarantor will obtain benefits from the conversion of loans into Loans by the Borrower and the Existing Letters of Credit for the account of the Borrower under the Credit Agreement and the Secured Hedging Agreements and, accordingly, desires to execute this Guaranty in order to satisfy the condition described in the preceding paragraph;”

5.                                      Paragraph 1 of the Subsidiaries Guaranty is hereby amended by (i) deleting the text “and/or Commitments” appearing therein, (ii) deleting the text to “Letters of Credit” appearing therein and inserting the text “Existing Letters of Credit” in lieu thereof, (ii) amending the definition of “Guaranteed Party” appearing therein by inserting the text “, Arlington” immediately following the text “the Borrower” appearing in said definition.

6.                                      Paragraph 2 of the Subsidiaries Guaranty is hereby amended by deleting the text “Section 11.05” appearing therein and inserting the text “Section 10.05” in lieu thereof.

7.                                      Paragraph 9(b) of the Subsidiaries Guaranty is hereby amended by deleting each reference to the text “Section 12” appearing therein and inserting the text “Section 11” in lieu thereof.

8.                                      Paragraph 10 of the Subsidiaries Guaranty is hereby amended by deleting the text “In order to induce the Lenders to make Loans to, and issue Existing Letters of Credit for the account of, the Borrower pursuant to the Credit Agreement, and in order to induce the Other Creditors to execute, deliver and perform the Secured Hedging Agreements to which they are or will be a party” appearing therein and inserting the text “In order to induce the Lenders to convert the revolving loans into Loans to, and provide the Existing Letters of Credit for the account of, the Borrower pursuant to the Credit Agreement, and in order to induce the Other Creditors to execute, deliver and perform the Secured Hedging Agreements to which they are a party” in lieu thereof.

9.                                      Paragraph 11 of the Subsidiaries Guaranty is hereby and restated in its entirety as follows:

“Each Guarantor covenants and agrees that on and after the Restatement Effective Date and until all Loans have been paid in full and all Secured Hedging Agreements entered into with respect to the Loans and until such time as no Notes remain outstanding and all Guaranteed Obligations have been paid in full (other than indemnities described in the Credit Agreement and analogous provisions in the Security Documents which are not then due and payable), such Guarantor will comply, and will cause each of its Subsidiaries to comply, with all of the applicable provisions, covenants and agreements contained in Sections 8 and 9 of the Credit Agreement, and will take, or will refrain from taking, as the case may be, all actions that are necessary to be taken or not taken so that it is not in violation of any provision, covenant or agreement contained in Section 8 or 9 of the Credit Agreement, and so that no Default or Event of Default is caused by the actions of such Guarantor or any of its Subsidiaries.”

10.                               Paragraph 14 of the Subsidiaries Guaranty is hereby amended by (i) deleting the text “(and/or the Commitments)” appearing therein and (ii) deleting each reference to the text “Section 13.12” appearing therein and inserting the text “Section 12.12” in lieu thereof.

11.                               Paragraph 17 of the Subsidiaries Guaranty is hereby amended by inserting the text “, Email: kchin@kramerlevin.com and Kirkland and Ellis LLP, 555 California Street, San Francisco, California 94104, Attention: Samantha Good, Telephone No.: (415) 439-1914. Facsimile No.: (415) 439-1500, Email: samantha.good@kirkland.com” immediately following the text “Telecopier No.: (212) 715-8000” appearing therein.

12.                               Paragraph 20 of the Subsidiaries Guaranty is hereby amended by (i) deleting the text “Section 10.02” appearing therein and inserting the text “Section 9.02” in lieu thereof and (ii) deleting the text “Section 13.12” appearing therein and inserting the text “Section 12.12” in lieu thereof.

IV.                               Miscellaneous Provisions.

1.                                      This Amendment is limited precisely as written and shall not be deemed to (i) be a waiver of or a consent to the modification of or deviation from any other term or condition of the Subsidiary Guaranty or the other Credit Documents or any of the other instruments or agreements referred to therein, or (ii) prejudice any right or rights which any of the Lenders or the Administrative Agent now have or may have in the future under or in connection with the Subsidiary Guaranty, the Credit Documents or any of the other instruments or agreements referred to therein. The Agents and the Lenders expressly reserve all their rights and remedies except as expressly waived by this Amendment.

2.                                      This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Assignors and the Administrative Agent. In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto.

3.                                      THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

4.                                      This Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and its successors and assigns, provided, however, that the Subsidiary Guarantors may not assign any of their rights, obligations or interest hereunder or under any other Credit Document without the prior written consent of the Lenders or as otherwise permitted by the Credit Documents.

5.                                      This Amendment shall become effective on the date (the “Effective Date”) when the Assignors shall have delivered (including by way of facsimile or other electronic transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036; Attention: May Yip-Daniels (facsimile number: 212-354-8113 / email: myip@whitecase.com).

6.                                      From and after the Effective Date, all references in the Subsidiary Guaranty and each of the other Credit Documents to the Subsidiary Guaranty shall be deemed to be references to the Subsidiary Guaranty, as modified hereby on the Effective Date, with the amendments set forth herein applying retroactively as of the Effective Date, and this Agreement shall constitute a “Credit Document” for all purposes of the Credit Agreement and the other Credit Documents

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IN WITNESS WHEREOF, the parties hereto have duly executed this Reaffirmation Agreement as of the day and year first above written.

GMR POSEIDON LLC
GMR ULYSSES LLC
GMR HERCULES LLC
GMR ATLAS LLC
GMR ZEUS LLC
GMR MANIATE LLC
GMR SPARTIATE LLC
GMR ARGUS LLC
GMR DAPHNE LLC
GMR ELEKTRA LLC
GMR GEORGE T LLC
GMR HOPE LLC
GMR HORN LLC
GMR ORION LLC
GMR PHOENIX LLC
GMR ST. NIKOLAS LLC
GMR SPYRIDON LLC

By:	/s/ Brian Kerr
Name:	Brian Kerr
Title:	Manager

Signature Page to Reaffirmation Agreement

VISION LTD.
VICTORY LTD.
COMPANION LTD.
COMPATRIOT LTD.
CONSUL LTD.

By:	/s/ Dean Scaglione
	Name:	Dean Scaglione
	Title:	Director

GMR AGAMEMNON LLC
GMR AJAX LLC
GMR DEFIANCE LLC
GMR HARRIET G LLC
GMR KARA G LLC
GMR MINOTAUR LLC
GMR STRENGTH LLC

By:	/s/ Dean Scaglione
	Name:	Dean Scaglione
	Title:	Manager

Signature Page to Reaffirmation Agreement

Accepted and Agreed to:
NORDEA BANK FINLAND PLC, NEW YORK BRANCH,
as Administrative Agent

By:	/s/ Gerald E. Chelius, Jr.
	Name:	Gerald E. Chelius, Jr.
	Title:	SVP Credit

By:	/s/ Christian David Christensen
	Name:	Christian David Christensen
	Title:	Assistant Vice President
Shipping, Offshore & Oil Services

Signature Page to Reaffirmation Agreement